Related party transactions	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related party transactions
Related party transactions

The significant related parties of Seadrill are as follows:
(i) Transactions with investees and associates, over which we have significant influence:

•	Seadrill Partners

•	SeaMex

•	Seabras Sapura

(ii) Transactions with those holding significant influence over Seadrill:

•	Hemen and affiliated companies

Seadrill Partners
As at January 2, 2014, the date of deconsolidation, Seadrill Partners is considered to be a related party and not a controlled subsidiary of Seadrill. Prior to the deconsolidation, Seadrill Partners was a consolidated subsidiary of Seadrill, and all inter-group transactions were eliminated in our Consolidated Financial Statements.

The net income/(expense) with Seadrill Partners for the years ended December 31, 2017, 2016, and 2015 were as follows:

	Year ended December 31,
(In US$ millions)	2017	2016	2015
Management fees charged to Seadrill Partners - Other revenues (a) and (b)	75	65	75
Rig operating expenses charged to Seadrill Partners - Other revenues (c)	23	25	29
Contingent consideration	27	21	47
Insurance premiums charged to Seadrill Partners (d)	11	16	20
Rig operating costs charged by Seadrill Partners (e)	(5)	(11)	(13)
Bareboat charter arrangements (f)	3	10	(2)
Intercompany inventory purchases	(2)	(1)	—
Interest expenses charged to Seadrill Partners (g)	6	12	16
Interest recognized on deferred consideration receivable	5	5	8
Derivatives recharged to Seadrill Partners (h)	1	4	10
Net related party income from Seadrill Partners	144	146	190

Receivables/(payables) with Seadrill Partners and its subsidiaries as at December 31, 2017 and 2016 consisted of the following balances:

(In US$ millions)	December 31, 2017	December 31, 2016
Rig financing agreements and Loan Agreements (i)	25	160
$109.5 million Vendor financing loan (j)	—	—
Deferred consideration receivable (k)	52	61
Other receivables (l)	157	189
Other payables (l)	(24)	(80)

The following is a summary of the related party agreements with Seadrill Partners:

a) Management and administrative service agreements
Certain subsidiaries of Seadrill Partners are in a management and administrative services agreement with Seadrill Management, a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides to Seadrill Partners certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee to be agreed upon from time to time by the parties. In April 2016, the agreement was extended for an indefinite term and can be terminated providing 90 days written notice. During the twelve months ended December 31, 2017, the management fee has ranged from 4.85% to 8% of costs and expenses incurred in connection with providing these services.

b) Technical and administrative service agreement
Certain subsidiaries of Seadrill Partners entered into advisory, technical and/or administrative services agreements with subsidiaries of Seadrill. The services provided by our subsidiaries are charged at cost plus service fee equal to approximately 5% of costs and expenses incurred in connection with providing these services.

Income recognized under the above agreements (a) & (b) for the period ended December 31, 2017 was $75 million (2016: $65 million; 2015: $75 million).

c) Rig operating costs charged to Seadrill Partners
We have charged to Seadrill Partners certain rig operating costs in relation to costs incurred on behalf of the West Polaris operating in Angola in 2017, 2016 and 2015 and the West Vencedor which operated in Angola in 2015. The total other revenues earned for the year ending December 31, 2017 was $23 million (2016: $25 million; 2015: $29 million).

d) Insurance premiums
We negotiate insurance for drilling units on a centralized basis. The total insurance premiums related to Seadrill Partners drilling units recharged to Seadrill Partners were $10.5 million for the year ending December 31, 2017 (2016: $16 million; 2015: $20 million).

e) Rig operating costs charged by Seadrill Partners
Seadrill Partners has charged to Seadrill, through its Nigerian service company, certain services, including the provision of onshore and offshore personnel, which was provided for the West Jupiter and West Saturn drilling rigs operating in Nigeria. The total rig operating expenses incurred for the period ending December 31, 2017 was $5 million (2016: $11 million; 2015: $13 million).

f) Bareboat charter arrangements
In connection with the transfer of the West Aquarius operations to Canada, the West Aquarius drilling contract was assigned to Seadrill Canada Ltd., a wholly owned subsidiary of Seadrill Partners, necessitating certain changes to the related party contractual arrangements relating to the West Aquarius. Seadrill China Operations Ltd, the owner of the West Aquarius and a wholly-owned subsidiary of Seadrill Partners, had previously entered into a bareboat charter arrangement with Seadrill Offshore AS, a wholly-owned subsidiary of Seadrill, providing Seadrill Offshore AS with the right to use the West Aquarius. In October 2012, this bareboat charter arrangement was replaced with a new bareboat charter between Seadrill China Operations Ltd and Seadrill Offshore AS, and at the same time, Seadrill Offshore AS entered into a bareboat charter arrangement providing Seadrill Canada Ltd. with the right to use the West Aquarius in order to perform its obligations under the drilling contract described above. For year ended December 31, 2017 the net effect to Seadrill of the bareboat charters was an expense of $3 million (2016: $10 million, 2015: $2 million).The contract was terminated effective April 19, 2017 on completion of the rig's contract with Hibernia Management.

(g) Interest expenses and loss on derivatives
The total interest charged to Seadrill Partners for the loan arrangements, including commitment fees and other fees, was $6 million for the period ending December 31, 2017 (2016: $12 million; 2015: $16 million). Refer to the sections below for details on the financing arrangements.

(h) Derivative interest rate swap agreements
We previously held interest rate swap agreements with Seadrill Partners on a back to back basis with certain of our own interest rate swap agreements. On commencement of Chapter 11 proceedings the derivative position held by Seadrill was cancelled and held at the claimed value by the derivative counterparty. This resulted in no further recharged gains or losses on derivatives after September 12, 2017. The total net derivative gains and losses charged to Seadrill Partners for the year ended December 31, 2017 was $1 million, (2016: $1 million; 2015: $10 million).

(i) Rig Financing Agreements
West Vencedor Facility - In June 2014 we repaid the underlying $1,200 million senior secured loan relating to the West Vencedor, and as a result the West Vencedor Loan Agreement between us and Seadrill Partners was amended to carry on the existing loan on the same terms. The West Vencedor Loan Agreement between us and Seadrill Partners was scheduled to mature in June 2015 and all outstanding amounts thereunder would be due and payable, including a balloon payment of $70 million. On April 14, 2015 the Loan Agreement was amended and the maturity date was extended to June 25, 2018. The West Vencedor Loan Agreement bears a margin of 2.25%, a guarantee fee of 1.4% and a balloon payment of $21 million due at maturity in June 2018. The total amount owed by Seadrill Partners to Seadrill under the remaining West Vencedor Loan agreement as at December 31, 2017 was $25 million (December 31, 2016: $41 million).

T-15 / T-16 Facility - The total amounts owed under the Rig Financing Agreement relating to the T-15 and T-16 were amended in August 2017 so that the facility is held in Seadrill Partners therefore removing the back to back agreement with Seadrill. As a result, the total amount outstanding at at December 31, 2017 was nil (December 31, 2016: $119 million).

West Vela facility - Under the terms of the $1,450 million secured credit facility agreement, certain subsidiaries of Seadrill and Seadrill Partners relating to the West Vela and West Tellus, were jointly and severally liable for their own debt and obligations under the facility and the debt and obligations of other borrowers who are also party to such agreement. In August 2017, Seadrill Partners completed amendments to the facility to insulate itself from events of default related to our potential use of Chapter 11 proceedings to implement our restructuring plan. The amendments remove Seadrill as a guarantor for this facility.

West Polaris facility - In June 2015, we completed the sale of the entities that own and operate the West Polaris to Seadrill Partners. One of the entities sold was the sole borrower under $420 million senior secured credit facility. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information. Prior to August 2017, we acted as a guarantor under the facility. In August 2017, Seadrill Partners completed amendments to the facility to insulate itself from events of default related to our potential use of Chapter 11 proceedings to implement our restructuring plan. The amendments remove Seadrill as a guarantor for this facility.

(j) $109.5 million Vendor financing loan
In May 2013, Seadrill Partners borrowed $109.5 million from Seadrill as vendor financing to fund the acquisition of the T-15. The loan bore interest at a rate of LIBOR plus a margin of 5% and matured in May 2016.

(k) Deferred consideration receivable
On the disposal of the West Vela and West Polaris to Seadrill Partners, we recognized deferred consideration receivables. Refer to the sections below for more information.

West Polaris Disposal
On June 19, 2015, we sold the entities that owned and operated the West Polaris (the “Polaris business”), to Seadrill Operating LP (“Seadrill Operating”), a consolidated subsidiary of Seadrill Partners LLC and 42% owned by us. The entities continue to be related parties subsequent to the sale. In August 2017, Seadrill Partners completed amendments to the facility to insulate itself from events of default related to our potential use of Chapter 11 proceedings to implement our restructuring plan. The amendments remove Seadrill as a guarantor for this facility.

Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information.

(l) Receivables and Payables
Receivables and payables with Seadrill Partners and its subsidiaries are comprised of management fees, advisory and administrative services, and other items including accrued interest. In addition, certain receivables and payables arise when we pay an invoice on behalf of Seadrill Partners or its subsidiaries and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances to Seadrill Partners and its subsidiaries are unsecured and are intended to be settled in the ordinary course of business.

West Sirius bareboat charter financing loan
In December 2015, an operating subsidiary of Seadrill Partners borrowed from a subsidiary of Seadrill $143 million in order to provide sufficient immediate liquidity to meet the terms of its bareboat charter termination payment in connection with the West Sirius contract termination. The loan bears interest at a rate of LIBOR plus 0.56% and matured in July 2017. The loan was repaid in full during the year ended December 31, 2017 (December 31, 2016 outstanding balance: $39 million).

Concurrently, Seadrill borrowed $143 million from a rig owning subsidiary of Seadrill Partners in order to restore its liquidity with respect to the West Sirius bareboat charter financing loan referred to above. The loan bears interest at a rate of LIBOR plus 0.56% and matures in July 2017. The loan was repaid in full during the year ended December 31, 2017 (December 31, 2016: $39 million). Each of the loan parties understand and agree that the loan agreements act in parallel with each other. These transactions have been classified within current and non-current portions of "Amount due from related parties", "Amounts due to related parties" and "Long-term debt due to related parties".

West Sirius Spare parts agreement
During the year ended December 31, 2015, a subsidiary of Seadrill entered into an agreement with Seadrill Partners to store spare parts of Seadrill Partners’ West Sirius rig while it is stacked. We are responsible at our own cost for the moving and storing of the spare parts during the stacking period. We may use the spare parts of the West Sirius during the stacking period, but must replace them as required by Seadrill Partners at its own cost.

Guarantees
Seadrill provides certain guarantees on behalf of Seadrill Partners.

•	Guarantees in favor of customers, which guarantee the performance of the Seadrill Partners drilling units, totaled $165 million as at December 31, 2017 (2016: $185 million);

•	Guarantees in favor of banks provided on behalf of Seadrill Partners totaled nil as at December 31, 2017 after Seadrill Partners insulated itself from us in August 2017 (2016: $621 million); and

•	Guarantees in favor of suppliers provided on behalf of Seadrill Partners, relating to custom guarantees in Nigeria, totaled $0.6 million (2016: $0.4 million).

Related parties to Hemen Holding Limited (“Hemen”)
Since our formation, Seadrill's largest shareholder has been Hemen, which currently holds approximately 23.6% of shares in us.  We transact business with the following related parties, being companies in which Hemen has a significant interest:

•	Ship Finance International Limited (“Ship Finance”);

•	Metrogas Holdings Inc (“Metrogas”);

•	Archer;

•	Frontline Management (Bermuda) Limited (“Frontline”); and

•	Seatankers Management Norway AS (“Seatankers”).

Ship Finance Transactions
We have entered into sale and lease back contracts for several drilling units, with subsidiaries of Ship Finance. We have determined that the Ship Finance subsidiaries, which own the units, are variable interest entities (VIEs), and that we are the primary beneficiary of the risks and rewards connected with the ownership of the units and the charter contracts. Accordingly, these VIEs are fully consolidated in our Consolidated Financial Statements. The equity attributable to Ship Finance in the VIEs is included in non-controlling interests in our Consolidated Financial Statements (Refer to Note 34 "Variable interest entities" to the Consolidated Financial Statements included herein for more information).

The units that are currently leased back from Ship Finance are the West Taurus, West Hercules, and West Linus. The West Polaris was previously leased back from Ship Finance, but was repurchased in 2014, before subsequently being sold to Seadrill Partners, as described below.

During the years ended December 31, 2017, 2016 and 2015, we incurred the following lease costs on units leased from the Ship Finance subsidiaries.

	Year ended December 31,
(US$ millions)	2017	2016	2015
West Hercules	56	57	55
West Taurus	51	52	57
West Linus	83	82	81
Total	190	191	193

These lease costs are eliminated on consolidation.

On June 28, 2013, Seadrill's subsidiary NADL sold the entity that owns the newbuild jack-up, West Linus, to the Ship Finance subsidiary SFL Linus Ltd. The purchase consideration for this reflected the market value of the rig as at the delivery date which was $600 million. This rig was simultaneously chartered back over a period of 15 years to NADL. Upon closing, SFL Linus Ltd received a $195 million loan from Ship Finance which bears an interest of 4.5% per annum and matures in 2029. During 2014 the loan was reduced to $125 million, and is reported as long-term debt due to related parties in our Consolidated Balance Sheet as at December 31, 2017.

As at December 31, 2017 the VIEs had gross and net loans outstanding to Ship Finance amounting $314 million, following a loan principal prepayment of $101m. As at December 31, 2016 the VIEs had gross loans of $415 million and net loans of $330 million due to the fact that the right of offset is established in the long-term loan agreements, and the balances are intended to be settled on a net basis. The net related party loans are disclosed as “Long-term debt due to related parties” on the Consolidated Balance Sheet. The loans bear interest at a fixed rate of 4.5% per annum. The total interest expense of the loans for 2017 was $15 million (2016: $19 million, 2015: $19 million).

Frontline Management transactions
Frontline provides company secretarial support and administrative services for Seadrill, and charged us $3 million, $3 million and $4 million for these services in the years 2017, 2016 and 2015, respectively. These amounts are included in “General and administrative expenses”.

Seatankers Management transactions
We and our subsidiaries receive services from Seatankers Management Norway AS, an affiliate of Hemen. The fee was $2 million, $2 million, and $1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

Other related parties

Archer transactions
From time to time, we may enter into transactions with Archer, Seadrill's former consolidated subsidiary and current associate investment, related to Archer’s working capital requirements and debt restructuring. Seadrill has provided a range of support for Archer including loans, guarantees and capital injections, in order to support the best interests of Archer and Seadrill.

We have had the following transactions with Archer for the years ended December 31, 2017, 2016, and 2015:

Loan agreements
On March 6, 2015, we purchased a $50 million subordinated loan made by Metrogas, a related party, to Archer. The aggregate consideration paid for the loan by Seadrill to Metrogas was $51 million which is equal to the sum of the outstanding principal amount of $50 million and $1 million accrued commitment fee and interest on the loan. The loan bears interest at 7.5% per annum and has a commitment fee of 1% on any undrawn amount. As at the date of the purchase by us there was no undrawn amount. Interest and any commitment fee is due upon maturity of the loan on June 30, 2018.

In the year ended December 31, 2015, our $50 million subordinated loan to Archer was written down to nil due to our share of net losses of Archer reducing the investment balance. Our accounting policy, once our investment in the common stock of an investee has reached nil, is to apply the equity method to other investments in the investees securities, loans and or advances based on seniority and liquidity. Our share of equity method losses or gains is determined based on the change in our claim on net assets of the investee. Archer’s net losses and other comprehensive income were therefore applied to our loan to Archer at our invested ownership of 39.89%.

On May 27, 2016, we granted a $75 million subordinated loan to Archer. The loan bears interest at a rate of 10.0% per annum and is repayable together with the interest on June 30, 2018.

Between May 27, 2016 and April 25, 2017, the $75 million loan was written down by $58 million due to our share of net losses of Archer reducing the investment balance. Our accounting policy, once the investment in the common stock of an investee has reached nil is to apply the equity method to other investments in the investees securities, loans and or advances based on seniority and liquidity. Our share and equity method losses or gains is determined based on the change in our claim on net assets of the investee. Archer’s net losses and other comprehensive income were therefore applied to our loan to Archer at our invested ownership of 39.72% for 2016 and an average position of 31.89% to April 25, 2017.

On April 25, 2017, we agreed with Archer to convert the total outstanding subordinated loans, fees and interest provided to Archer, carrying value of $37 million, into a $45 million subordinated convertible loan. The subordinated convertible loan will bear interest of 5.5%, matures in December 2021 and has an option to convert into equity of Archer Limited in 2021 based on a strike price of $2.083 per share. The strike price is approximately 75% above the subscription price in Archer's private placement on March 2, 2017. As the new instrument is a convertible debt instrument, the instrument is bifurcated and subsequently recognized at fair value. For further information on the convertible option embedded derivative, please see Note 31 "Risk management and financial instruments".

The total net interest income on the $50 million and $75 million loans relating to Archer for 2017 was $3.0 million (2016: $8.0 million; 2015: $3.0 million). The convertible debt instrument made a fair value gain on straight debt component of $1 million and a fair value loss on conversion option of $4 million for 2017.

Guarantees
On March 7, 2013, we provided a guarantee to Archer on its payment obligations on certain financing arrangements. The maximum liability to Seadrill is limited to $100 million. The guarantee fee is 1.25% per annum. On July 31, 2013, we provided Archer with an additional guarantee of $100 million, which was provided as part of Archer’s divestiture of a division, to support Archer’s existing bank facilities. During 2014, the guarantees above were increased to a total of $250 million. In April 2017 the guarantees were settled for $25 million reducing the guarantee balance to nil at December 31, 2017 (December 31, 2016: $25 million). The guarantee fee was 1.25% per annum.

On December 9, 2013, we provided Archer Topaz Limited, a wholly owned subsidiary of Archer, with a guarantee of a maximum of EUR 48.4 million (2016: EUR 48.4 million), to support Archer’s credit facilities. The guarantee fee is 1.25% per annum. The guarantee was settled for $2.5 million in April 2017, reducing the guarantee balance to nil at December 31, 2017 (December 31, 2016: $25 million)

On February 5, 2014, we provided Archer with a guarantee of a maximum of GBP 10 million, to support Archer’s leasing obligations of a warehouse for a period of 10 years. The guarantee outstanding as at December 31, 2017 was $10 million. (2016: $10 million).

On July 14, 2014, we provided Archer Norge AS, a wholly owned subsidiary of Archer, with a guarantee of a maximum of $20 million, to support Archer’s bank guarantee facility. The guarantee fee is 1.25% per annum. The guarantee was settled for $0.3 million in April 2017, reducing the guarantee balance to nil at December 31, 2017 (December 31,2016: $3 million)

We provide Archer Well Services, a wholly owned subsidiary of Archer, with a performance guarantee of a maximum of NOK 66.0 million, or $8.0 million to support Archer’s operations in Norway with a customer.

The total guarantee fees charged to Archer for the year ended December 31, 2017 was $0.8 million (2016: $3.9 million; 2015: $3.6 million) respectively. These guarantee fees are included in "Other financial items and other income/(expense)" within the Consolidated Statement of Operations.

Engineering Services
Archer provides certain engineering services for us, and charged us fees of $0.1 million for the year ended December 31, 2017 (2016: $1.0 million; 2015: $4.0 million). These amounts are included in "Vessel and rig operating expenses" within the Consolidated Statement of Operations.

SeaMex Limited
As at March 10, 2015, the date of deconsolidation, SeaMex Limited is considered to be a related party and not a controlled subsidiary of ours. Refer to Note 11 "Disposals of businesses and deconsolidation of subsidiaries" for more information regarding the deconsolidation. The following is a summary of the related party agreements/transactions with SeaMex:

Management and administrative service agreements
In connection with the JV agreement, SeaMex, entered into a management support agreement with Seadrill Management, a wholly owned subsidiary of Seadrill, pursuant to which Seadrill Management provides SeaMex certain management and administrative services. The services provided by Seadrill Management are charged at cost plus management fee ranging from 4.5% to 8%. The agreement can be terminated by providing 60 days written notice. Income recognized under the management and administrative agreements for the year ended December 31, 2017 was $9 million, respectively (2016: $7 million; 2015: $11 million).

It is also agreed that Seadrill Jack Up Operations De Mexico, which is a 100% owned subsidiary of SeaMex and provides support services to the rigs acquired by the JV, will continue to provide management services to Seadrill in respect of the rigs West Pegasus, West Freedom and West Castor and charge a fee ranging from of 4.85% to 8% plus costs incurred in connection with managing the rigs on its behalf. Seadrill Jack Up Operations De Mexico has charged us fees, under the above agreements for the year ended December 31, 2017 of $5 million (2016: $5 million; 2015: $10 million). These amounts are included within "Vessel and rig operating expenses".

Loans
$250 million Seller’s credit - In March 2015, we provided SeaMex with a $250 million Seller’s credit as part of the settlement of the sale of assets to SeaMex. The Seller’s credit is divided into two facilities, (a) a term loan facility for an amount up to $230 million and (b) a revolving credit facility of up to $20 million. Both facilities bear interest at a rate of LIBOR plus a margin of 6.5% and mature in December 2019. Interest on the Seller’s credit is payable quarterly in arrears. The loan facility is subordinated to SeaMex's external debt facility. The outstanding balance as at December 31, 2017 was $250 million (2016: $250 million). In 2015 we agreed to forgive accrued interest of $10 million against the Seller's credit in relation to the contract extension of the West Pegasus with Pemex.

$162 million consideration receivable - SeaMex agreed to pay Seadrill an amount of $162 million being consideration receivable in relation to the sale of the West Titania to the Joint Venture. This amount was paid in full during July 2015.

$45 million loan facility - In November 2016, the terms attached to the $45.0 million funding from Seadrill were formalized, with an effective date of May 2015. The funding was provided on formation of the JV to fund short term working capital requirements. The facility bears interest at a rate of LIBOR plus a margin of 6.5% payable quarterly in arrears. The loan facility is subordinated to SeaMex's external debt facility. In the year ended December 31, 2015 the $45 million was classified within "Short-term amounts due from related parties" on the Consolidated Balance Sheet as there were no formal terms. In the year ended December 31, 2016, upon formalization this was reclassified to "Long-term amounts due from related parties" on the Consolidated Balance Sheet.

Seadrill has made available a fully-subordinated unsecured credit facility of $20 million which will expire at the anniversary of the first draw-down of this amount or a portion thereof. The facility is to be provided by both Seadrill and Fintech at a ratio of 50% each. This matured at the end of December 2016. The facility bore interest at a rate of LIBOR plus a margin of 6.5%. The facility was intended to be repayable once SeaMex had complied with certain conditions with regards to its lenders, however remained undrawn.

Interest income for the year ended December 31, 2017 for these loans was $28 million (2016: $18 million; 2015: $17 million).

Capital contributions
During the year ended December 31, 2015 both the joint venture partners each made an additional $19 million of equity investment in SeaMex while retaining their 50% share in the joint venture.

Guarantees
During the latter part of 2015, SeaMex experienced issues regarding the delayed payment of invoices by its sole customer. The customer deferred payment into 2016 and SeaMex has since recovered the overdue balances. In order to ease the resulting cash flow impact on SeaMex, we, along with Fintech, our joint venture partner, agreed to provide certain support to SeaMex. Simultaneously, the lenders to SeaMex have provided a short-term amendment to the bank facility to provide some additional flexibility.

In December 2015, we and Fintech provided a joint and several guarantee for potential prepayment deficits that SeaMex might face under its loan agreements. The total guarantee for the potential prepayment deficits based on the December 31, 2015 testing date was $51 million. No liability was recognized for this guarantee as we did not consider it probable for the guarantee to be called. This joint and several guarantee was released in September 2016 as part of SeaMex's recent amendment to the bank facility.

In respect of the guarantees and facilities described above, Seadrill has also obtained an indemnity from Fintech in order to be able to recover up to 50% of funding and costs, should Seadrill be called to make a contribution greater than its 50% share.

Seadrill has also provided performance guarantees for the SeaMex drilling units, up to a total of $30 million as at December 31, 2017 (2016: $30 million)

Receivables and Payables
Receivables and payables with the SeaMex JV are comprised of management fees, advisory and administrative services, and other items including accrued interest. Receivables and payables are unsecured and generally settled quarterly in arrears in the ordinary course of business.

Receivables/(payables) with SeaMex Joint Venture as at December 31, 2017 consisted of the following:

(In $ millions)	December 31, 2017	December 31, 2016
Seller’s credit	250	250
$45 million loan facility	45	45
Interest on long-term funding and sellers credit	50	22
Other receivables	32	31
Other payables	(3)	(2)

Seabras Sapura transactions
Seabras Sapura Participacoes S.A. and Seabras Sapura Holding GmbH, together referred to as Seabras Sapura, are joint ventures each indirectly owned 50% by us, and 50% by TL Offshore Sdn Bhd, a subsidiary of SapuraKencana.

Yard guarantees
We had provided yard guarantees in relation to Seabras Sapura Holding GmbH pipe-laying vessels which have been provided on a 50:50 basis with TL Offshore. As at December 31, 2017 and December 31, 2016 there were no guarantees outstanding as construction of the final vessel was completed during the second quarter of 2016.

Loans
In May 2014, we entered into a loan agreement with Sapura Navegaceo Martima S.A. of $10.8 million, which was novated to Seabras Sapura Participações S.A. on December 30, 2015. The loan had an interest of 3.4% and was initially repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016. Subsequently, the loan agreement was amended and maturity date extended to February 28, 2017. Subsequent to the year end, the maturity was extended to May 31, 2017. As at June 30,2017, the loan agreement was amended and the debt is now repayable on demand. The outstanding balance as at December 31, 2017 was $11 million (December 31, 2016: $11 million).

In May 2014, we entered into a loan agreement with Seabras Sapura of €3.25 million ($4.5 million). The loan had an interest of 3.4% and was repayable by May 31, 2015. On May 28, 2015 the maturity date for this loan was extended to May 31, 2016, however the loan was repaid in full in January 2016. The outstanding balance as at December 31, 2017 was nil (December 31, 2016: $0 million).

In January 2015, we provided a loan to Sapura Navegacao Martima S.A. of $18 million, which was novated to Seabras Sapura Participações S.A. on December 30, 2015. The loan bears an interest rate of 3.4% and was initially repayable by February 16, 2016. Subsequently, the loan agreement was amended and maturity date extended to February 28, 2017. Subsequent to the year end, the maturity was extended to May 31, 2017. As at June 30, 2017, the loan agreement was amended and the debt in now repayable on demand. The outstanding balance as at December 31, 2017 was $18 million (December 31, 2016: $18 million).

In April 2015, we provided a loan to Sapura Onix GmbH of $14 million. The outstanding balance as at December 31, 2017 was $14 million (December 31, 2016: $14 million). The loan bore an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement.

In December 30, 2015, we provided a loan to Seabras Sapura Participações S.A. of $3.3 million relating to the payments for equipment. The outstanding balance as at December 31, 2017 was $3.3 million (December 31, 2016: $3.3 million). The loan bears an interest rate of 4.4% on overdue balances, and was due to be repaid on February 28, 2017. This facility is now repayable on demand.

In June 2016, we provided a subordinated loan to Seabras Rubi GmbH of $14 million in connection with delivery of the Seabras Rubi pipe-laying vessel. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2017 was $14 million (December 31, 2016: $14 million).

In October 2016, we provided a subordinated loan to Seabras Jade GmbH of $12 million in relation to the funding retention account in the joint venture for the Sapura Jade vessel. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2017 was $12 million (December 31, 2016: $12 million).

In December 2016, we provided a subordinated loan to Seabras Onix GmbH, $6 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of LIBOR plus 3.99% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2017 was $6 million (December 31, 2016: $6 million).

In December 2016, we provided a subordinated loan to Seabras Diamante GmbH, $7 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of 4.5% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2017 was $7 million (December 31, 2016: $7 million).

In December 2016, we provided a subordinated loan to Seabras Topazio GmbH, $7 million in relation to the funding retention accounts in the joint venture for the vessels. The loan bears an interest rate of 4.5% and is repayable on demand, subject to certain restrictions under the agreement. The outstanding balance as at December 31, 2017 was $7 million (December 31, 2016: $7 million).

The total net interest income of the above loans relating to Seabras Sapura for 2017 was $4 million (2016: $2.1 million; 2015: $1.5 million).

Financial guarantees
PLSV I - In December 2013, certain subsidiaries of Seabras Sapura Holding GmbH entered into a $543 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Diamante, and Sapura Topazio pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, we provided a Sponsor Guarantee, on a 50:50 basis with the joint venture partner, Sapura Energy Berhad (formerly known as SapuraKencana Petroleum Berhad), in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover obligations and liabilities of the borrowers under the facility agreement which arise during the period between the expiry of a contract and extension or renewal of that contract and following a guarantee extension relating to early termination of a contract. During these periods, the guarantees can only be called if the facility is in default. The total amount guaranteed by Seadrill as at December 31, 2017 was $186 million (December 31, 2016: $218 million). The guarantees secure the full outstanding amount under the facility agreement.

PLSV II - In April 2015, certain subsidiaries of Seabras Sapura Holding GmbH entered into a $780 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Onix, Sapura Jade and Sapura Rubi pipe-laying support vessels. As a condition to the lenders making the loan available to each of the borrowers, we provided a sponsor guarantee, on a 50:50 basis with the joint venture partner, Sapura Energy Berhad (formerly known as SapuraKencana Petroleum Berhad) in respect of the obligations of the borrowers during certain defined time periods, the release of such guarantees being subject to the satisfaction of certain defined conditions. The guarantees cover obligations and liabilities of the borrowers under the facility agreement which arise during the period between the expiry of a contract and extension or renewal of that contract and following a guarantee extension relating to early termination of a contract. During these periods, the guarantees can only be called if the facility is in default. The amount guaranteed by Seadrill as at December 31, 2017 was $328 million (December 31, 2016: $367 million). The guarantees are vessel specific can only be called for the outstanding amounts under the relevant vessel tranche.

In addition, Seadrill provided bank guarantees in relation to the above credit facilities to cover 6 months of debt service costs and 3 months of operating expenses under retention accounts. These guarantees were released in the period following Seadrill providing loans as described above. The total amount guaranteed as at December 31, 2017 was nil (December 31, 2016: nil). The guarantees are vessel specific can only be called for the outstanding amounts under the relevant vessel tranche.

Sapura Esmeralda - In November 2012, a subsidiary Seabras Sapura Participacoes S.A. entered into a $179 million senior secured credit facility agreement in order to part fund the acquisition of the Sapura Esmeralda pipe-laying support vessel, with a maturity in 2032. During 2013 an additional facility of $36 million was entered into, with a maturity in 2020. As a condition to the lenders making the loan available, the borrower, a wholly owned subsidiary of ours provided a sponsor guarantee, on a joint and several basis with the joint venture partner, TL Offshore Sdn. Bhd. in respect of the obligations of the borrower. The total amount guaranteed by the subsidiaries of the joint venture partners as at December 31, 2017 was $184 million (December 31, 2016: $202 million).

The Sapura Esmeralda, operates under a temporary Brazilian flag which expires on July 28, 2018. Seabras Sapura is currently in the process of applying for a registration with Brazilian authorities which will either entitle the vessel to permanently fly the Brazilian flag or extend the expiry of the temporary flag. There is a risk that either no permanent right to fly the Brazilian flag will be obtained, or that the temporary flag will either be revoked or not be renewed. If this were to happen, it is likely to affect the operations of the Sapura Esmeralda, which could in turn affect its commercial agreements and related financing.

As at the Consolidated Balance Sheet date, we have not recognized a liability as Seadrill do not consider it probable for the guarantees to be called.

Operating activities
A subsidiary of Seabras Sapura sublets warehouse and office space to subsidiaries of Seadrill in Brazil. The amount charged for the year ended December 31, 2017 was $1 million (2016: $2 million and 2015: $1 million). These amounts are included in "Vessel and rig operating expenses" in the Consolidated Statement of Operations.

Other trading balances with Seabras Sapura, including interest receivable, totaled a receivable of $6 million as at December 31, 2017 (December 31, 2016: $6 million).

Other related party transactions
In the year ended December 31, 2017, we recognized related party revenues of $110 million (2016: $100 million, 2015: $119 million).
In 2016 and 2015 the revenue related to Seadrill Partners and SeaMex under the management agreements as described above.